Annual Report December 31, 2002
JPMorgan Funds

(Photo looking up at skyscrapers)

Value Opportunities Fund

(logo) JP Morgan Flemming Assset Management

Contents

President's Letter                1
Investment Adviser Commentary     3
Portfolio of Investments          7
Financial Statements             10
Notes to Financial Statements    13
Financial Highlights             17

HIGHLIGHTS

- Fund's Continuing Transition
- Recovering Economy
- Fund's Performance

NOT FDIC INSURED May lose value / No bank guarantee
JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMorgan Value Opportunities Fund

President's Letter                                   February 12, 2003

Dear Fellow Shareholders:

This report, covering calendar year 2002, is the first annual report to shareholders for the JPMorgan Value Opportunities Fund. In a most difficult year for common stocks, the Fund outperformed major stock indexes, including the Standard & Poor's 500 Composite Index, the Dow Jones Industrial Average and the Russell 1000 Value Index. While the Fund (Class A shares) was down 12.5% for the year (which includes the reinvestment of its capital gain and dividend distributions), on a similar basis the unmanaged indexes of the S&P 500, the Dow and the Russell 1000, declined 22.1%, 15.0% and 15.5%, respectively. Although past performance is no guarantee of future performance, for the year ended December 31, 2002, the Fund ranked eighth of 372 mutual funds inthe Lipper Large-Cap Value Funds category. This performance ranking is computed without taking into account sales charges.

During the year, the Fund significantly expanded and diversified its holdings, consistent with its new mandate to invest in large and mid-sized companies without regard to geographic location. As of December 31, 2002, the Fund held common stocks in 53 companies in 22 different industry sectors, contrasted with 19 companies in 12 industry sectors at year end 2001. We anticipate that the portfolio's transition in investment style to the JPMorgan Value Opportunities Fund should be completed during the year 2003 as the Fund's adviser continues to diversify the Fund's holdings. On December 23, 2002, the Fund paid a long-term capital gain distribution of $2.75 per share and an income dividend of $0.06 per share. Following this letter is a more detailed report from the Fund's investment adviser, J.P.Morgan Investment Management Inc., which discusses how the Fund performed.

The past year was certainly a difficult one for investors. Not only did many stocks decline in value, but the broad market indexes fell for the third straight year. During the twentieth century, the Dow Jones Industrial Average only once fell for four straight years, and this occurred during the Great Depression (1929-1932). Undoubtedly, our economy is today in far better condition than it was in the depression period. As a result, many are optimistic that a fourth year of declining markets will not occur. Of course, the 1990s stock market years, with nine consecutive up years, were not like any other in modern history, and all of the stock market excesses of the late 1990s may not yet be eliminated. In addition, we continue to live with the threat of terrorism and the uncertainties of a possible war in Iraq _ circumstances that weigh negatively on investor confidence.

We are, however, hopeful that the economy will continue to strengthen in 2003. The nation's gross domestic product (GDP) increased about 2.4% for the year 2002 (0.3% for 2001). During the fourth quarter of 2002, GDP only increased 0.7% on an annualized basis, and economic signals remain mixed. Nevertheless, many economists are forecasting a better year in 2003. Inflation and interest rates are quite low. Housing and consumer spending remain strong. Pre-tax corporate profits have been increasing and, after several years of cost cutting, many companies may be ready to increase business spending. We are also hopeful that the corporate accounting scandals are largely behind us. While investor confidence seems to us to be somewhat fragile, an improving economy should be good for stock markets. Finally, President Bush's plan to eliminate taxation of dividends for individuals, if enacted into law, will benefit investors and may help the stock markets as well. All in all, we think there are good reasons for optimism that 2003 will be a better year for investors.

As always, we welcome your questions and comments and look forward to reporting to you again in six months.

Sincerely yours,

(signature of Jeffery Steele)

Jeffrey L. Steele
President

We are sad to report that Margita E. White passed away on November 20, 2002. Mrs. White had been a member of the Fund's Board of Directors since 1991. Her wise counsel and friendship will be greatly missed.

JPMorgan Value Opportunities Fund
Investment Adviser's Report as of December 31, 2002

Q: How Did the Fund Perform?
A: The Fund, which seeks to provide long-term capital appreciation, fell 12.5% (A shares, with no sales charge) for the one-year period ending December 31, 2002. For the same period, the Russell 1000 Value Index, the Fund's benchmark, fell 15.5% and the S&P Index fell 22.1%.

Q: Why Did the Fund Perform this Way?
A: For the year, performance was enhanced by effective stock selection within the media, utilities and consumer cyclical industries. Positions in The Washington Post, Danaher and Verizon contributed most notably to performance. Positions in Tyco, Fannie Mae and Capital One detracted the most from portfolio results, with the finance, industrial cyclicals and capital markets industries having the worst impact on Fund's performance.

Q: How Was the Fund Managed?
A: The Fund invests primarily in equity securities of medium and large capitalization companies, employing a value-oriented investment approach to find stocks that are trading at reasonable valuations. To guide our selections, we conduct bottom-up research in an attempt to determine a company's long-term potential. In 2002, the market continued the correction that began in March 2000, with the ending of the late '90s stock market bubble. As such we re-examined the earnings forecasts of the companies within our research universe to ensure realistic expectations of future growth. In addition, a subdued economic recovery, geopolitical risks, fears of terrorism and corporate malfeasance events gave rise to an extremely risk-averse environment. As a result, we looked to diversify the Fund both in the number of sectors and positions held. We also sharpened our focus on identifying and quantifying the risks surrounding individual companies, in order to avoid downward spiraling stocks.

Q: What's Ahead?
A: It looks increasingly likely that the U.S. economy will find its footing over the course of 2003. The Federal Reserve is committed to growth and probably will keep rates at a 40-plus-year low for the time being. Corporations have strengthened their balance sheets, cut costs and reduced inventories. A major fiscal stimulus program is presently before Congress. If the economy shows signs of growing more strongly, we may see an upturn in corporate spending which should help to improve current and future earnings. Still, current geopolitical events _ a war with Iraq, nuclear brinksmanship with North Korea, another major terrorist attack _ could have a negative impact on renewed domestic and global economic growth.

We are, however, confident in the Fund's prospects. Stocks, while not cheap on a valuation basis, are still considerably less expensive than they were only a short time ago. We have the most seasoned team of research analysts in our history, and our commitment to a valuation-based approach should produce strong relative results, particularly if investors begin to abandon their present focus on short-term results in favor of companies that possess longer-term earnings power and strong fundamentals.

(unaudited)

JPMorgan Value Opportunities Fund
As of December 31, 2002

Sector Diversification (percent of net assets)
(pie chart showing the following components)

Cash & Cash Equivalents            (1.89%)
Materials                          (2.43%)
Information Technology             (3.26%)
Consumer Staples                   (4.29%)
Utilities                          (7.31%)
Telecommunications Services        (8.62%)
Industrial Products & Services    (11.83%)
Consumer Discretionary            (11.96%)
Health Care                       (1.58%)
Banking                           (18.17%)
Financials                        (15.62%)
Energy                            (13.04%)

Top Ten Equity Holdings of the Portfolio

1. Danaher             (6.20%)    6.  SunTrust Banks      (5.37%)
2. Verizon             (6.09%)    7.  Wachovia            (5.15%)
3. Capital One         (6.07%)    8.  Washington Post     (4.35%)
4. Exxon Mobil         (5.60%)    9.  Fannie Mae          (4.25%)
5. Bank of America     (5.47%)   10.  Freddie Mac         (3.90%)

Top 10 equity holdings comprised 52.45% ($16,683,620) of the Fund's net assets. As of December 31, 2002 the Fund held 53 equity holdings. Portfolio holdings are subject to change at any time.

Average Annual Total Returns
                                                     SINCE INCEPTION
                                                       (12/31/01)
Class A Shares
     Without Sales Charge                                -12.54%
     With Sales Charge/1/                                -17.56%

Class B Shares
     Without CDSC                                        -13.21%
     With CDSC/2/                                        -17.55%


/1/ Sales Charge for Class A Shares is 5.75%.
/2/ Assumes 5% CDSC (contingent deferred sales charge).

(unaudited)

JPMorgan Value Opportunities Fund
As of December 31, 2002

Life of Fund Performance (12/31/2001 to 12/31/2002)
(Graph of fund performance since inception on 12/31/01; 10,000 investment compared with other indeces; ending value at 12/31/02 is listed below)

                         12/31/01  3/31/02 6/30/02 9/30/02 12/31/02
JPMVOF                      9,426   9,806   9,028   7,592   8,244
Lipper Large Cap Value
Index                      10,000  10,192   9,089   7,394   8,032
S&P 500 Composite Index    10,000  10,027   8,686   7,189   7,795
Russell 1000 Value Index   10,000  10,409   9,158   7,731   8,448

JPMorgan Value Opportunities Fund (Class A shares)    $8,244
Russell 1000 Value Index                              $8,448
Lipper Large-Cap Value Equity Index                   $8,032
Standard & Poor's 500 Composite Index                 $7,795

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations as the JPMorgan Value Opportunities Fund on 12/31/01.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Opportunities Fund, Russell 1000 Value Index, S&P 500 Index, and Lipper Large-Cap Value Equity Index from December 31, 2001 to December 31, 2002. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Value Equity Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial investment and carry a 5.75% sales charge.

Performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(unaudited)

JPMorgan Value Opportunities Fund
Portfolio of Investments

As of December 31, 2002

    Shares   Issuer                                                 Value

Long-Term Investments _ 98.11%

             Common Stocks _ 98.11%
             Aerospace _ 0.65%
     8,600   Honeywell International Inc.                           $   206,400

             Airlines _ 0.87%
    20,000   Southwest Airlines Co.                                     278,000

             Apparel _ 2.45%
    22,000   Jones Apparel Group, Inc./1/                               779,680

             Banking _ 18.17%
    25,000   Bank of America Corp.                                    1,739,250
    30,000   Provident Bankshares Corp.                                 693,330
    30,000   SunTrust Banks, Inc.                                     1,707,600
    45,000   Wachovia Corp.                                           1,639,800
                                                                      5,779,980
             Chemicals _ 1.36%
    10,000   Dow Chemical Co.                                           297,000
    10,728   Lyondell Petrochemical Co.                                 135,602
                                                                        432,602
             Computers and Peripherals _ 3.05%
    25,500   Hewlett-Packard Co.                                        442,680
     3,500   International Business Machines Corp.                      271,250
     7,000   NCR Corp./1/                                               166,180
     8,500   Seagate Technology/1/                                       91,205
                                                                        971,315
             Consumer Finance _ 6.68%
    65,000   Capital One Financial Corporation                        1,931,800
    40,000   E-Trade Group/1/                                           194,400
                                                                      2,126,200
             Consumer Staples _ 4.29%
     6,000   Kimberly-Clark Corp.                                       284,820
    17,000   Philip Morris Companies, Inc.                              689,010
     9,000   Smurfit Stone Container Corp./1/                           138,519
     4,000   Unilever NV, N.Y. Registered Shares (Netherlands)          246,840
                                                                      1,359,189
             Commercial Services _ 1.90%
    25,000   Cendant Corp./1/                                           262,000
    15,000   Waste Management, Inc.                                     343,800
                                                                        605,800
             Diversified Financial Services _ 8.15%
    21,000   Fannie Mae                                               1,350,930
    21,000   Freddie Mac                                              1,240,050
                                                                      2,590,980
             Industrial Conglomerates _ 2.21%
    41,100   Tyco International LTD (Bermuda)                           701,988

             Leisure Equipment _ 1.05%
    17,500   Mattel, Inc.                                           $   335,125

             Machinery _ 6.20%
    30,000   Danaher Corp.                                            1,971,000

             Media _ 6.53%
    77,500   Liberty Media Corp. Class A/1/                             692,850
     1,875   The Washington Post Company, Class B                     1,383,750
                                                                      2,076,600
             Metals & Mining _ 1.07%
    15,000   Alcoa Inc.                                                 341,700

             Oil & Gas _ 13.04%
     8,000   Andarko Petroleum Corp.                                    383,200
     4,700   Baker Hughes Inc.                                          151,293
    15,000   ChevronTexaco Corp.                                        997,200
     6,000   ConocoPhillips, Inc.                                       290,340
     4,500   Cooper Cameron Corp./1/                                    224,190
     7,100   Devon Energy Corp.                                         325,890
    51,000   ExxonMobil Corp.                                         1,781,940
                                                                      4,154,053
             Pharmaceuticals _ 1.58%
     6,000   Lilly (Eli) & Co.                                          381,000
     5,507   Schering-Plough Corp.                                      122,255
                                                                        503,255

             Real Estate _ 0.79%
    10,000   Equity Office Properties Trust                             249,800

             Retailing _ 1.93%
     7,200   Federated Department Stores, Inc./1/                       207,072
    10,000   Kroger Co./1/                                              154,500
    12,800   TJX Companies, Inc.                                        249,856
                                                                        611,428
             Semiconductors and Equipment _ 0.21%
     6,900   Micron Technology, Inc./1/                                  67,206

             Telecommunications Services _ 8.62%
    40,000   American Tower Corp./1/                                    141,200
    70,000   AT&T Wireless Services, Inc./1/                            395,500
    10,000   SBC Communications Inc.                                    271,100
    50,000   Verizon Communications Corp.                             1,937,500
                                                                      2,745,300
             Utilities _ 7.31%
    15,200   American Electric Power Co., Inc.                          415,416
     5,200   Dominion Resources, Inc.                                   285,480
     6,300   DTE Energy Co.                                             292,320
    10,000   FirstEnergy Corp.                                          329,700
    25,000   PG&E Corp./1/                                              347,500
    19,096   Pinnacle West Capital Corp.                                650,983
                                                                      2,321,399

             Total Long-Term Investments
             (Cost $19,253,447)                                     31,209,000

Short-Term Investments _ 2.37%
             Money Market Fund _ 2.37%
   754,215   JPMorgan Prime Money Market Fund /2/                  $   754,215
             (Cost $754,215)
             Total Investments _ 100.48%                            31,963,215
             (Cost $20,007,662)
Liabilities in excess of other assets _ (0.48%)                      (153,502)
 Net Assets _ 100.00%                                              $31,809,713

/1/ _ Non-income producing security.
/2/ _ Affiliated. Money Market Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Fleming Asset Management Inc., an affiliate of the Adviser.


See notes to financial statements.

JPMorgan Value Opportunities Fund
Statement of Assets & Liabilities
As of December 31, 2002

  Assets:
    Investment securities at value                   $ 31,963,215
    Cash                                                   46,581
    Interest and dividends receivable                      24,278
    Other assets                                            4,586
  Total Assets                                                     $ 32,038,660

  Liabilities:
    Payable for adviser and management services            23,750
    Payable for distribution plans                         36,362
    Payable for securities purchased                       67,637
    Payable for Fund shares repurchased                    60,220
    Accounts payable and accrued expenses                  40,978
  Total Liabilities                                                     228,947

  Net Assets:
    Capital paid in on shares of capital stock         19,853,517
    Accumulated undistributed net investment income           643
    Unrealized gains                                                 11,955,553
  Total Net Assets                                                 $ 31,809,713

  Total Authorized Capital Stock _
  25,000,000 shares, $.01 par value:
    Class A net assets, 2,053,835 shares outstanding               $ 31,796,030
    Class A net asset value per share                              $      15.48
    Class A maximum offering price per share                       $      16.42
    Class B net assets, 888 shares outstanding                     $     13,683
    Class B net asset value per share/1/                           $      15.40
  Cost of Investments                                              $ 20,007,662


/1/ Redemption price may be reduced by contingent deferred sales charge.

See notes to financial statements.

JPMorgan Value Opportunities Fund
Statement of Operations
For the year ended December 31, 2002

  Investment Income:
    Dividends                                        $    837,509
    Dividend income from affiliated investments            14,080
  Total Investment Income                                          $    851,589

  Expenses:
    Investment advisory fee                               227,704
    Business management fee                                79,696
    Distribution expenses                                  89,478
    Transfer agent fee                                    104,000
    Auditing and legal fees                                39,510
    Custodian fee                                          36,981
    Directors' fees                                        11,400
    Postage, stationery and supplies                        6,341
    Reports to shareholders                                19,687
    Registration and prospectus                            27,146
    Other                                                  18,020
  Total Expenses                                                        659,963
  Net investment income                                                 191,626

  Realized and Unrealized Gain (loss)
    On Investments:
    Net realized gain on equities,
      identified cost basis                            14,502,177
    Net change in unrealized gain                     (20,754,710  )
      Net realized and change in unrealized
      gain (loss) on investments                                    (6,252,533)
    Net decrease in net assets resulting
      from operations                                              $(6,060,907)

JPMorgan Value Opportunities Fund
Statement of Changes in Net Assets
For the Periods Indicated
                                                        Year           Year
                                                        Ended          Ended
                                                      12/31/02       12/31/01
  Increase (Decrease) in Net Assets
    from operations:
    Net investment income                           $    191,626  $      46,776
    Net realized gain on equity investments           14,502,177      5,956,840
    Net change in unrealized gain on investments    (20,754,710)   (15,141,788)
    Net (decrease) in net assets
      from operations                                (6,060,907)    (9,138,172)

  Distributions to Shareholders from:
    Net investment income                              (134,735)       (41,968)
    Net realized gains                               (6,177,429)    (5,756,406)
  Total distribution to shareholders                 (6,312,164)    (5,798,374)

  Capital Stock Transactions:
    Net (decrease) increase in net assets
      resulting from capital stock transactions      (7,070,714)      4,115,184
  Total decrease in net assets                      (19,443,785)   (10,821,362)

  Net Assets:
    Beginning of period                               51,253,498     62,074,860
    End of period                                   $ 31,809,713  $  51,253,498

See notes to financial statements.

JPMorgan Value Opportunities Fund
Notes to Financial Statements

1. Organization
The JPMorgan Value Opportunities Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001 the Fund began operating as the JPMorgan Value Opportunities Fund with a new investment objective, two share classes, two distribution plans, a new investment adviser, and a new business management contract. The Fund is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open end, diversified investment company. The Fund's objective is to provide for long-term capital appreciation.

The Fund offers Class A and Class B shares. Class A shares generally have a front-end sales charge while Class B shares provide for a contingent deferred sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder service fees, and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreement.

J.P. Morgan Investment Management Inc. ("JPMIM", a direct wholly-owned subsidiary of J.P. Morgan Chase & Co.) is the Fund's investment adviser (the "Investment Adviser"). Washington Management Corporation ("WMC") is the Fund's business manager (the "Business Manager"). WMC is a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated. J.P. Morgan Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., is the distributor of the Fund's shares.

2. Significant Accounting Policies
The following is a summary of the significant accounting policies of the Fund:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments _ Securities (except for short-term obligations) are valued at the last sales price on the exchange or national securities market on which the securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions, are valued at the latest reliable quoted bid price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which reliable recent market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Directors.

B. Securities Transactions and Investment Income _ Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

C. Federal Income Taxes _ It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no Federal income tax provision is required. The tax character of distributions paid for periods ended December 31, were:

                                           2002           2001
  Ordinary income                    $    134,735   $     41,968
  Long-term capital gain                6,177,429      5,756,406
  Total distributions                  $6,312,164   $  5,798,374

During the year ended December 31, 2002 the following reclassification was made: paid-in-capital was increased by $8,380,996, undistributed investment income was decreased by $56,248 and accumulated net realized gain was decreased by $8,324,748. This reclassification is primarily the result of gains on securities redeemed in kind that were treated as realized gains for financial statement purposes, but were not recognized for tax purposes. Net investment income, net realized gains and net assets were not affected by this change. For Federal income tax purposes, the cost of investment securities equalled $20,007,019 and unrealized appreciation equalled $11,956,196 at December 31, 2002.

3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee _ JPMIM was paid a fee of $227,704 for investment management services for the year ended December 31, 2002. The JPMIM Investment Advisory Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% on the Fund's net assets.

B. Business Management Fee _ WMC was paid a fee of $79,696 for business management services for the year ended December 31, 2002. The Business Management Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.175% on Fund net assets. The Fund pays all expenses not assumed by the Investment Adviser or Business Manager.

C. Custodian Fees _ Pursuant to the custodian agreement with JPMorgan Chase Bank (a direct wholly-owned subsidiary of J.P. Morgan Chase & Co.), the Fund received credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $36,981 includes $1,495 that was paid by these credits rather than in cash.

D. Shareholder Service Fees _ The Fund adopted a Shareholder Services Plan effective December 31, 2001, which, among other things, provides that the Fund may obtain the services of one or more Shareholder Servicing Agents. For their services, the Agents may receive a fee that is computed daily and paid monthly at an annual rate of up to 0.25% (Class A) and 0.25% (Class B) of the average daily net assets of each of the respective share classes. Class A shares incurred no such expenses and Class B shares incurred $61 in shareholder service expenses during the year ended December 31, 2002.

E. Distribution Fees _ Each share class has a Distribution Plan. The Class A Plan pays a fee at a maximum annual rate of 0.25% of the Class A average daily net assets. The Class B Plan pays a fee at an annual rate of 0.75% of the Class B average daily net assets. Payments under the Plans are primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, sales and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers whose customers purchase Fund shares. Class A shares incurred $89,296 and Class B shares incurred $182 in distribution expenses during the year ended December 31, 2002.

Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG), earned $40,251 on its retail sales of shares of the Fund and Distribution Plan fee and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.

All Officers and three Directors of the Fund are "affiliated persons" (as defined in the Act) of the Business Manager and received no remuneration from the Fund in such capacities.

4. Investment Transactions
The Fund made purchases of investment securities, other than short-term securities, of $22,769,648 and sales of $32,311,428 during the year ended December 31, 2002. Net unrealized gains at December 31, 2002 included unrealized gains of $13,394,020 and unrealized losses of $1,438,467.

5. Capital Share Transactions
Capital stock transactions were as follows for the periods presented:

                                     Class A Shares          Class B Shares
                                   Amount      Shares      Amount      Shares
                                          Year ended December 31, 2002
  Shares sold                 $     353,438      17,618     $46,764       2,226
  Shares issued
    in reinvestment
    of distributions              5,680,961     360,925       2,078         132
  Shares redeemed              (13,118,850)   (781,843)    (35,105)     (1,946)

  Net (decrease)
    increase in Fund
    shares outstanding        $  (7,084,451  ) (403,300  )  $13,737         412

                                             Year ended December 31, 2001
  Shares sold                    $5,494,972     258,831     $10,000         476
  Shares issued
    in reinvestment
    of distributions              5,100,798     242,294          _          _
  Shares redeemed                (6,490,586  ) (257,196  )       _          _

  Net increase in Fund
    shares outstanding           $4,105,184     243,929     $10,000         476

JPMorgan Value Opportunities Fund, Inc.
Financial Highlights
                                                               Class A                       Class B
                                                                                              Year
                                                             Year Ended                       Ended
Per Share Operating Performance:             2002     2001     2000     1999     1998         2002
Net asset value, beginning of period        $20.86   $28.05   $28.83   $30.86   $26.09       $20.86
Income from investment operations:
  Net investment income (loss)                 .06      .02      .04      .08      .08         (.08)<F2>
  Net gains and losses on securities
    (both realized and unrealized)           (2.63)   (4.28)     .10    (1.36)    5.95        (2.63)
    Total from investment operations         (2.57)   (4.26)     .14    (1.28)    6.03        (2.71)

Less distributions:
  Dividends from net investment income        (.06)    (.02)    (.05)    (.08)    (.07)      _
  Distributions from capital gains           (2.75)   (2.91)    (.87)    (.67)   (1.19)       (2.75)
    Total distributions                      (2.81)   (2.93)    (.92)    (.75)   (1.26)       (2.75)

Net asset value, end of period              $15.48   $20.86   $28.05   $28.83   $30.86       $15.40

Total Return<F1>                            (12.54%) (15.31%)    .65%   (4.15%)  23.22%      (13.21%)

Ratios/Supplemental Data:
  Net assets, end of period (thousands)     $31,796  $51,253  $62,075  $69,741  $77,868          $14

Ratio of Expenses to Average Net Assets:
  Expense                                     1.46%    1.39%    1.25%    1.18%    1.24%        2.45%
  Net income                                   .42%     .09%     .21%     .30%     .26%        (.40%)

Portfolio Turnover Rate                      51.20%   14.42%   11.73%    8.07%   11.17%       51.20%

<F1> Total return figures do not include the effect of any front-end or deferred sales charge
<F2>Calculated based on average shares outstanding

See notes to financial statements.

JPMorgan Value Opportunities Fund
Report of Independent Accountants

To the Board of Directors and Shareholders of JPMorgan Value Opportunities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Value Opportunities Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2001 and the financial highlights for each of the four years in the period ended December 31, 2001 were audited by other independent accountants whose report dated January 17, 2002 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
February 6, 2003


Tax Information (unaudited)
The Fund designated $6,526,834 as a long-term capital gain distribution during the fiscal year.

JPMorgan Value Opportunities Fund
Board of Directors

                        Year First
                        Elected a
Name                    Director of    Principal Occupation(s)
and Age                 the Fund/1/    During Past 5 Years              Other Directorships/2/ Held

Independent Directors

Cyrus A. Ansary         1985           President, Investment            The American Funds Tax-Exempt
69                                     Services International, LLC      Series I and Washington
                                       (holding company for             Mutual Investors Fund
                                       various operating entities)

Daniel J. Callahan III  2001           Vice Chairman and Treasurer,     The American Funds Tax-Exempt
70                                     The Morris and Gwendolyn         Series I; Washington Mutual
                                       Cafritz Foundation               Investors Fund; and WGL
                                                                        Holdings, Inc.

James C. Miller III     2001           Chairman, CapAnalysis            Atlantic Coast Airlines, Inc.;
60                                     Group; Former Counselor,         The American Funds Tax-Exempt
                                       Citizens for A Sound             Series I; and Washington
                                       Economy                          Mutual Investors Fund

T. Eugene Smith         1985           President, T. Eugene Smith,      The American Funds Tax-Exempt
72                                     Inc. (real estate consulting,    Series I and Washington
                                       planning and development)        Mutual Investors Fund

Leonard P. Steuart, II  1994           Vice President, Steuart          The American Funds Tax-Exempt
67                                     Investment Company               Series I and Washington
                                       (real estate investment and      Mutual Investors Fund
                                       operation)


                        Year First
                        Elected a
Name, Age               Director or
and Position            Officer of     Principal Occupation(s)
With Fund               the Fund/1/   During Past 5 Years              Other Directorships/2/ Held

Interested Directors/3/

James H. Lemon, Jr.     1985           Chairman & Chief Executive       The American Funds Tax-Exempt
66, Chairman of                        Officer, The Johnston-Lemon      Series I and Washington Mutual
the Board                              Group, Incorporated (financial   Investors Fund
                                       services holding company)

Harry J. Lister         1985           Director & President,            The American Funds Tax-Exempt
66, Vice Chairman                      Washington Management            Series I and Washington Mutual
of the Board                           Corporation                      Investors Fund

Jeffrey L. Steele       1999           Director & Executive Vice        The American Funds Tax-Exempt
57, President                          President, Washington            Series I and Washington Mutual
                                       Management Corporation;          Investors Fund
                                       Former Partner, Dechert Price
                                       and Rhoads


JPMorgan Value Opportunities Fund
Other Officers

                               Year First
                               Elected an
Name, Age and                  Officer of
Position with Fund             the Fund/1/   Principal Occupation During Past 5 Years

Other Officers

Stephen Hartwell               1985           Chairman, Washington Management Corporation
87, Executive Vice President

Howard L. Kitzmiller           1985           Director, Senior Vice President, Secretary and
72, Senior Vice President                     Assistant Treasurer, Washington Management
and Secretary                                 Corporation

Michael W. Stockton            1993           Vice President, Assistant Secretary and Assistant
35, Vice President, Treasurer,                 Treasurer, Washington Management Corporation
and Assistant Secretary

Ralph S. Richard               1998           Director, Vice President and Treasurer, Washington
83, Vice President                            Management Corporation

Lois A. Erhard                 1987           Vice President, Washington Management
50, Vice President                            Corporation

J. Lanier Frank                1995           Assistant Vice President,
41, Assistant Vice President                  Washington Management Corporation

Ashley L. Shaw/4/             2000           Assistant Secretary, Washington Management
33,  Assistant Secretary                      Corporation; Attorney/Law Clerk
and Assistant Treasurer

The Statement of Additional Information includes additional information about the Fund's Directors and is available without charge upon request by calling the JPMorgan Funds Service Center at 1-800-348-4782. The address for all Directors and Officers of the Fund is 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

/1/ Directors and officers of the Fund hold office until their resignation, removal or retirement.

/2/ This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than the Fund). No Director serves as a director for any other fund in the JPMorgan Funds family of mutual funds.

/3/ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund's Business Manager, Washington Management Corporation.

/4/ Ashley L. Shaw is the daughter of James H. Lemon, Jr.
(unaudited)

JPMorgan Funds
Service Center
P.O. Box 219392
Kansas City, MO 64121-9392
1-800-348-4782

OFFICES OF THE FUND AND OF THE BUSINESS MANAGER
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005-3585
202-842-5665

INVESTMENT ADVISER
J.P. Morgan Investment Management Inc.

CUSTODIAN
JPMorgan Chase Bank

DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Thompson, O'Donnell, Markham, Norton & Hannon

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

Annual Report

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. The Bank and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

JPMorgan Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

(c)J.P. Morgan Chase & Co., 2002 All Rights Reserved, December 2002.

AN-VO-1202